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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph F Lapinsky, President, Chief Executive Officer and Managing Director of Republic Engineered Products LLC (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

1. The Annual Report on Form 10-K of the Company for the period ending December 31, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 31, 2003                     By: /s/Joseph F. Lapinsky
                                             ---------------------
                                         Joseph F. Lapinsky
                                         President, Chief Executive Officer and
                                         Managing Director